Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

($ in millions, except per share data)	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$130	$130
Restricted cash	67	62
Accounts receivable, net	864	1,438
Short-term derivative assets	464	34
Assets held for sale	862	819
Other current assets	242	215
Total current assets	2,629	2,698
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	10,793	11,096
Unproved properties	2,002	2,022
Other property and equipment	498	500
Total property and equipment	13,293	13,618
Less: accumulated depreciation, depletion and amortization	(2,770)	(2,431)
Total property and equipment, net	10,523	11,187
Long-term derivative assets	122	47
Deferred income tax assets	973	1,351
Other long-term assets	344	185
Total assets	$14,591	$15,468

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$631	$603
Accrued interest	40	42
Short-term derivative liabilities	25	432
Other current liabilities	1,202	1,627
Total current liabilities	1,898	2,704
Long-term debt, net	2,040	3,093
Long-term derivative liabilities	42	174
Asset retirement obligations, net of current portion	279	323
Other long-term liabilities	49	50
Total liabilities	4,308	6,344
Contingencies and commitments
Stockholders' equity:
Common stock, $0.01 par value, 450,000,000 shares authorized: 134,019,253 and 134,715,094 shares issued	1	1
Additional paid-in capital	5,729	5,724
Retained earnings	4,553	3,399
Total stockholders' equity	10,283	9,124
Total liabilities and stockholders' equity	$14,591	$15,468

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
($ in millions, except per share data)
Revenues and other:
Natural gas, oil and NGL	$1,453	$1,914
Marketing	652	867
Natural gas and oil derivatives	930	(2,125)
Gains on sales of assets	335	279
Total revenues and other	3,370	935
Operating expenses:
Production	131	110
Gathering, processing and transportation	264	242
Severance and ad valorem taxes	69	63
Exploration	7	5
Marketing	651	851
General and administrative	35	26
Depreciation, depletion and amortization	390	409
Other operating expense, net	3	23
Total operating expenses	1,550	1,729
Income (loss) from operations	1,820	(794)
Other income (expense):
Interest expense	(37)	(32)
Other income	10	16
Total other income (expense)	(27)	(16)
Income (loss) before income taxes	1,793	(810)
Income tax expense (benefit)	404	(46)
Net income (loss) available to common stockholders	$1,389	$(764)
Earnings (loss) per common share:
Basic	$10.31	$(6.32)
Diluted	$9.60	$(6.32)
Weighted average common shares outstanding (in thousands):
Basic	134,742	120,805
Diluted	144,731	120,805

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

($ in millions)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Cash flows from operating activities:
Net income (loss)	$1,389	$(764)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	390	409
Deferred income tax expense	378	—
Derivative (gains) losses, net	(930)	2,125
Cash payments on derivative settlements, net	(285)	(568)
Share-based compensation	7	4
Gains on sales of assets	(335)	(279)
Exploration	3	4
Other	9	(8)
Changes in assets and liabilities	263	(70)
Net cash provided by operating activities	889	853
Cash flows from investing activities:
Capital expenditures	(497)	(344)
Business combination, net	—	(2,006)
Contributions to investments	(39)	—
Proceeds from divestitures of property and equipment	931	403
Net cash provided by (used in) investing activities	395	(1,947)
Cash flows from financing activities:
Proceeds from New Credit Facility	1,000	—
Payments on New Credit Facility	(2,050)	—
Proceeds from Exit Credit Facility	—	1,565
Payments on Exit Credit Facility	—	(1,065)
Proceeds from warrant exercise	—	1
Cash paid to repurchase and retire common stock	(54)	(83)
Cash paid for common stock dividends	(175)	(210)
Net cash provided by (used in) financing activities	(1,279)	208
Net increase (decrease) in cash, cash equivalents and restricted cash	5	(886)
Cash, cash equivalents and restricted cash, beginning of period	192	914
Cash, cash equivalents and restricted cash, end of period	$197	$28

Cash and cash equivalents	$130	$19
Restricted cash	67	9
Total cash, cash equivalents and restricted cash	$197	$28

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Three Months Ended March 31, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,974	3.47	—	—	—	—	1,974	3.47
Haynesville	1,549	2.88	—	—	—	—	1,549	2.88
Eagle Ford	128	1.97	54	76.82	16	26.71	546	8.82
Total	3,651	3.17	54	76.82	16	26.71	4,069	3.97

Average NYMEX Price		3.42		76.13
Average Realized Price (including realized derivatives)		2.74		66.79		26.71		3.45

	Three Months Ended March 31, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,452	4.66	—	—	—	—	1,452	4.66
Haynesville	1,625	4.46	—	—	—	—	1,625	4.46
Eagle Ford	129	4.04	52	95.00	16	41.09	540	11.44
Powder River Basin	41	5.45	8	95.18	3	53.96	102	10.66
Total	3,247	4.54	60	95.02	19	43.05	3,719	5.72

Average NYMEX Price		4.95		94.29
Average Realized Price (including realized derivatives)		3.08		65.64		43.05		3.96

ADJUSTED GROSS MARGIN (unaudited)

	Three Months Ended March 31, 2023		Three Months Ended March 31, 2022
($ in millions, except per unit)	$	$/Mcfe	$	$/Mcfe
Marcellus
Natural gas, oil and NGL sales	$617	3.47	$609	4.66
Production expenses	24	0.13	13	0.10
Gathering, processing and transportation expenses	111	0.62	71	0.54
Severance and ad valorem taxes	5	0.03	4	0.03
Adjusted gross margin (Non-GAAP)	$477	2.69	$521	3.99

Haynesville
Natural gas, oil and NGL sales	$402	2.88	$652	4.46
Production expenses	47	0.34	32	0.22
Gathering, processing and transportation expenses	68	0.49	65	0.45
Severance and ad valorem taxes	34	0.24	12	0.09
Adjusted gross margin (Non-GAAP)	$253	1.81	$543	3.70

Eagle Ford
Natural gas, oil and NGL sales	$434	8.82	$554	11.44
Production expenses	60	1.23	55	1.15
Gathering, processing and transportation expenses	85	1.73	84	1.73
Severance and ad valorem taxes	30	0.60	36	0.75
Adjusted gross margin (Non-GAAP)	$259	5.26	$379	7.81

Powder River Basin
Natural gas, oil and NGL sales	$—	—	$99	10.66
Production expenses	—	—	10	0.94
Gathering, processing and transportation expenses	—	—	22	2.32
Severance and ad valorem taxes	—	—	11	1.09
Adjusted gross margin (Non-GAAP)	$—	—	$56	6.31

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$118	$57
Haynesville	259	183
Eagle Ford	123	43
Powder River Basin	—	22
Total drilling and completion capital expenditures	500	305
Non-drilling and completion - field	24	12
Non-drilling and completion - corporate	20	22
Total capital expenditures	$544	$339

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income, Adjusted EBITDAX, Adjusted Gross Margin, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share, gross margin or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other natural gas and oil producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO ADJUSTED NET INCOME (unaudited)

	Three Months Ended March 31, 2023		Three Months Ended March 31, 2022
($ in millions, except per share data)	$	$/Share	$	$/Share
Net income (loss) available to common stockholders (GAAP)	$1,389	$10.31	$(764)	$(6.32)
Effect of dilutive securities	—	(0.71)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$1,389	$9.60	$(764)	$(6.32)

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	(1,119)	(7.73)	1,538	12.73
Gains on sales of assets	(335)	(2.32)	(279)	(2.31)
Other operating expense, net	7	0.05	31	0.26
Other	(6)	(0.04)	(13)	(0.11)
Tax effect of adjustments(a)	334	2.31	(77)	(0.64)
Effect of dilutive securities	—	—	—	(0.52)
Adjusted net income available to common stockholders (Non-GAAP)	$270	$1.87	$436	$3.09

(a)
The 2023 First Quarter and 2022 First Quarter include a tax effect attributed to the reconciling adjustments using a statutory tax rate of 23% and an estimated annual effective tax rate of 6%, respectively.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
($ in millions)
Net income (loss) (GAAP)	$1,389	$(764)

Adjustments:
Interest expense	37	32
Income tax expense (benefit)	404	(46)
Depreciation, depletion and amortization	390	409
Exploration	7	5
Unrealized (gains) losses on natural gas and oil derivatives	(1,119)	1,538
Gains on sales of assets	(335)	(279)
Other operating expense, net	7	31
Other	(6)	(13)
Adjusted EBITDAX (Non-GAAP)	$774	$913

RECONCILIATION OF GROSS MARGIN TO ADJUSTED GROSS MARGIN (unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
($ in millions)
Gross margin (GAAP)
Natural gas, oil and NGL sales	$1,453	$1,914
Less:
Production expenses	(131)	(110)
Gathering, processing and transportation expenses	(264)	(242)
Severance and ad valorem taxes	(69)	(63)
Depreciation, depletion and amortization	(390)	(409)
Gross margin (GAAP)	599	1,090
Add back: Depreciation, depletion and amortization	390	409
Adjusted gross margin (Non-GAAP)	$989	$1,499

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED FREE CASH FLOW (unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
($ in millions)
Net cash provided by operating activities (GAAP)	$889	$853
Cash capital expenditures	(497)	(344)
Free cash flow (Non-GAAP)	392	509
Cash paid for acquisition costs	—	23
Cash contributions to investments	(39)	—
Free cash flow associated with assets under contract and divested assets	(112)	—
Adjusted free cash flow (Non-GAAP)	$241	$532

RECONCILIATION OF TOTAL DEBT TO NET DEBT (unaudited)

($ in millions)	March 31, 2023
Total debt (GAAP)	$2,040
Premiums and issuance costs on debt	(90)
Principal amount of debt	1,950
Cash and cash equivalents	(130)
Net debt (Non-GAAP)	$1,820